EXHIBIT 99.2

To:   The Parties Identified on Schedule A hereto

 Attached hereto as Exhibit A is the Notification of Disposition of Collateral By Secured Parties dated April 17, 2009 ("Notice of Sale") previously delivered to you by Federal Express (overnight delivery) and Certified U.S. Mail. Please take notice that the Public Sale referenced and as defined in the Notice of Sale has been postponed and shall be conducted at 9:00 a.m. (PST) on May 4, 2009 at the offices of Loeb & Loeb LLP, 10100 Santa Monica Boulevard, Ste. 2200, Los Angeles, California 90067.

The Secured Parties referenced and as defined in the Notice of Sale further reserve the right to postpone or renotice the time, date and/or place of, or cancel, the Public Sale at any time.

LV Administrative Services, Inc.,as administrative
agent for Laurus Master Fund,. (in Liquidation),
Valens Offshore SPV I, Ltd, Valens U.S. SPV I, LLC
and PSource Structured Debt Limited

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

Dated: April 22, 2009 New York, New York

SCHEDULE A

1.	IOS Capital 1738 Bass Road Macon, Georgia 31210-1043
2.	Olympus America, Inc. Two Corporate Center Drive Melville, New York 11747
3.	US Bancorp 1310 Madrid Street, Ste. 101 Marshall, Minnesota 56258
4.	Mezzetti Financial Services, Inc. P.O. Box 59595 San Jose, California 95159
5.	McClellan Business Park, LLC 980 Fulton Avenue Sacramento, California 95825
6.	JMAR Technologies, Inc. 10905 Technology Place San Diego, California 92127
7.	JMAR Research, Inc. 10905 Technology Place San Diego, California 92127
8.	JMAR/SAL Nanolithography, Inc. 10905 Technology Place San Diego, California 92127
9.	JSI Microelectronics, Inc. 10905 Technology Place San Diego, California 92127

EXHIBIT A

NOTIFICATION OF DISPOSITION OF COLLATERAL BY SECURED PARTIES

To:  The Parties Identified on Schedule A hereto From the Secured Parties:

Laurus Master Fund, Ltd. (in Liquidation)
Valens Offshore SPV I, Ltd,
(as assignee of Laurus Master Fund, Ltd. (in Liquidation))
Valens US SPV I, LLC
(as partial assignee of Laurus Master Fund, Ltd. (in Liquidation))
PSource Structured Debt Limited
(as assignee of Laurus Master Fund, Ltd. (in Liquidation))

c/o LV Administrative Services, Inc.
335 Madison Avenue, l0th Floor
New York, New York 10017
Attention: Peter Jones
Telephone No.: 212-541-5800
E-mail: pjones@laurusfunds.com

Name of Debtors:	JMAR Technologies,Inc. JMAR Research, Inc. JMAR/SAL Nanolithography, Inc. JSI Microelectronics, Inc. 10905 Technology Place San Diego, California 92127

We will sell some or all of the personal property assets of the Debtors, including, without limitation, some or all of Debtors' accounts receivable, inventory, equipment, intellectual property rights, general intangibles, cash, cash equivalents, prepaid expenses and contract rights in public (the "Public Sale") as follows:

Day and Date: Time: Place:	Monday, April 27, 2009 9:00 am PST Loeb & Loeb LLP 10100 Santa Monica Boulevard, Ste. 2200 Los Angeles, California 90067

We reserve the right to postpone or renotice the time, date and/or place of, or cancel, the Public Sale at any time.

You are entitled to an accounting of the unpaid indebtedness secured by the property that we intend to sell for a charge of $100. You may request an accounting or more information by contacting the Secured Parties in accordance with the contact information set forth above.

Dated: April 17, 2009

LV Administrative Services, Inc., as administrative agent for all Secured Parties By: /s/ Scott Bluestein
Name: Scott Bluestein
Title: Authorized Signatory

SCHEDULE A

1.	IOS Capital 1738 Bass Road Macon, Georgia 31210-1043
2.	Olympus America, Inc. Two Corporate Center Drive Melville, New York 11747
3.	US Bancorp 1310 Madrid Street, Ste. 101 Marshall, Minnesota 56258
4.	Mezzetti Financial Services, Inc. P.O. Box 59595 San Jose, California 95159
5.	McClellan Business Park, LLC 980 Fulton Avenue Sacramento, California 95825
6.	JMAR Technologies, Inc. 10905 Technology Place San Diego, California 92127
7.	JMAR Research, Inc. 10905 Technology Place San Diego, California 92127
8.	JMAR/SAL Nanolithography, Inc. 10905 Technology Place San Diego, California 92127
9.	JSI Microelectronics, Inc. 10905 Technology Place San Diego, California 92127